                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A



[X]      CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
         OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    January 16, 2001



                          Commission File no 000-03389
                                             ----------


                       WEIGHT WATCHERS INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


Virginia                                           11-6040273
--------------------------------         ---------------------------------------
 (State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                    Identification No.)


             175 Crossways Park West, Woodbury, New York 11797-2055
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               (Address of principal executive offices)  (Zip code)



Registrant's telephone number, including area code:    (516) 390-1400
                                                       ---------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         This current report on Form 8-K/A amends the Company's Current Report on Form 8-K dated January 16, 2001 related to the Company's acquisition of Weighco Enterprises, Incorporated and Subsidiaries ("Weighco") to file historical financial statements of the business being acquired and the pro forma statements related to this acquisition.

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(a)   FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED.

Report of Independent Accountants

Consolidated Balance Sheet as of December 30, 2000

Consolidated Statement of Operations for the Year Ended December 30, 2000

Consolidated Statement of Changes in Stockholders' Equity for the Year Ended
  December 30, 2000

Consolidated Statement of Cash Flows for the Year Ended December 30, 2000

Notes to Consolidated Financial Statements


(b)  PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION.

The following unaudited pro forma condensed combined financial information of the Company and Weighco is submitted herewith.

Pro Forma Condensed Combined Balance Sheet as of December 30, 2000

Pro Forma Condensed Combined Statement of Operations For the
  Eight Months Period Ended December 30, 2000.

Pro Forma Condensed Combined Statement of Operations For the
  Year Ended April 29, 2000.

Notes to Pro Forma Condensed Combined Financial Statements

          PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION OF WEIGHT
       WATCHERS INTERNATIONAL, INC. AND WEIGHCO ENTERPRISES INCORPORATED
                                AND SUBSIDIARIES

         On January 16, 2001, the Company acquired franchised territories and certain business assets, including inventory and property and equipment, of Weighco Enterprises, Incorporated and Subsidiaries ("Weighco") for $83.8 million. The acquisition was financed with available cash of $23.8 million and additional borrowings of $60.0 million. Weighco's balance sheet has been combined with the Company's as of December 30, 2000.

         The pro forma condensed combined balance sheet and statements of operations assume the acquisition had occurred on May 1, 1999. The pro forma condensed combined balance sheets and statements of operations do not give effect to any synergies that might result from the acquisition of Weighco. Accordingly, the pro forma condensed combined balance sheet and statements of operations are not necessarily indicative of what actually would have occurred if the acquisition had been consummated on May 1, 1999, nor are they necessarily indicative of future combined operating results. Certain amounts included in the Weighco historical consolidated statements of operations for the eight months ended December 30, 2000 and for the year ended April 29, 2000 have been reclassified to conform with the Company's presentation on the pro forma condensed combined balance sheet and statements of operations.

The pro forma condensed combined balance sheet and statements of operations should be read in conjunction with the historical financial statements of the Company for the period ended December 30, 2000, filed with the Securities and Exchange Commission on the Company's Current Report of Form 10-K dated March 30, 2001 and the historical financial statements of Weighco for the year ended December 30, 2000, filed herein.

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    WEIGHT WATCHERS INTERNATIONAL, INC. AND WEIGHCO ENTERPRISES, INCORPORATED
                                AND SUBSIDIARIES
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                             AS OF DECEMBER 30, 2000
                                 (In thousands)
                                   (Unaudited)

                                                                          WEIGHT WATCHERS                  PROFORMA      PROFORMA
ASSETS                                                                     INTERNATIONAL    WEIGHCO      ADJUSTMENTS     COMBINED
Current assets
  Cash and cash equivalents                                                      $44,501     $6,172         $(6,172) 1     $20,701
                                                                                                            (23,800) 1
  Notes and other receivables, current                                            22,148         25            2,695 2      24,868
  Inventories                                                                     15,044      2,139                         17,183
  Prepaid expenses                                                                11,099        970            (493) 1      11,576
  Deferred income tax                                                                648                                       648
                                                                                --------    -------          -------      --------
      Total current assets                                                        93,440      9,306         (27,770)        74,976


Property and equipment, net                                                        8,145      1,554                          9,699

Goodwill, net                                                                    150,901                      80,805 1     231,706


Trademarks and other intangible assets, net                                        6,648     35,647         (35,647) 1       6,648

Deferred income taxes                                                             67,207                                    67,207

Other noncurrent assets                                                           20,454        707            (707) 1      20,454
                                                                                --------    -------          -------      --------
      Total assets                                                              $346,795    $47,214          $16,681      $410,690
                                                                                ========    =======          =======      ========

LIABILITIES, REDEEMABLE PREFERRED STOCK  AND
PARENT COMPANY'S INVESTMENT/ STOCKHOLDERS' DEFICIT

Current liabilities
  Portion of long-term debt due within one year                                 $ 15,850    $ 4,080        $ (4,080) 1    $ 15,850
  Accounts payable, other                                                         38,918      2,502          (2,502) 1      38,918
  Other accrued liabilities                                                       23,215      7,455          (7,455) 1      23,215
  Deferred revenue                                                                 5,836      2,695                          8,531
                                                                                --------    -------          -------      --------
      Total current liabilities                                                   83,819     16,732         (14,037)        86,514

Long-term debt                                                                   456,530     21,203         (21,203) 1     516,530
                                                                                                              60,000 1
Deferred income taxes                                                              3,107                                     3,107
Other                                                                                121                       1,200 1       1,321
                                                                                --------    -------          -------      --------
      Total long-term debt and other liabilities                                 459,758     21,203           39,997       520,958

Redeemable preferred stock                                                        25,996                                    25,996
  Stockholders' deficit                                                                                                          -
  Common stock                                                                                    6              (6) 1           -
  Additional paid-in capital                                                                  3,108          (3,108) 1           -
  Treasury Stock                                                                                (2)                2 1           -
  Accumulated (deficit) equity                                                 (216,507)      6,167          (6,167) 1    (216,507)
  Accumulated other comprehensive loss                                           (6,271)                                    (6,271)

                                                                                --------    -------          -------      --------
        Tota stockholders' (deficit)/equity                                    (222,778)      9,279          (9,279)      (222,778)
                                                                                --------    -------          -------      --------

      Total liabilities, redeemable preferred stock,
      and stockholders' deficit                                                 $346,795    $47,214          $16,681      $410,690
                                                                                ========    =======          =======      ========

         See Notes to Pro Forma Condensed Combined Financial Statements

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

    WEIGHT WATCHERS INTERNATIONAL, INC. AND WEIGHCO ENTERPRISES, INCORPORATED
                                AND SUBSIDIARIES
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED APRIL 29, 2000
                                 (In thousands)
                                   (Unaudited)

                                                        WEIGHT WATCHERS                              PROFORMA           PROFORMA
                                                         INTERNATIONAL          WEIGHCO             ADJUSTMENTS         COMBINED
                                                         -------------          -------             -----------         --------
Revenues, net                                                $399,574            $44,949            $(7,998)  6         $436,525
Cost of revenues                                              201,389             23,443             (7,998)  6          216,834
                                                             --------            -------            -------             --------

      Gross profit                                            198,185             21,506                   -             219,691

Marketing expenses                                             51,453              3,452                                  54,905
Selling, general and administrative expenses                   50,743             11,244               4,190  3           60,539
                                                                                                     (5,638)  7
Transaction costs                                               8,345                  -                                   8,345
                                                             --------            -------            -------             --------

      Operating income                                         87,644              6,810               1,448              95,902

Interest income                                                 5,792                225             (1,309)  5            4,708
Interest expense                                               36,871              2,175               5,700  4           44,746
Other (income) expense, net                                  (10,351)               (86)                                (10,437)
                                                             --------            -------            -------             --------
      Income before income taxes and minority interest         66,916              4,946             (5,561)              66,301

Provision for income taxes                                     28,323              1,830             (2,336)  8           27,817
                                                             --------            -------            -------             --------

      Income before minority interest                          38,593              3,116             (3,225)              38,484

Minority interest                                                 834                  -                                     834
                                                             --------            -------            -------             --------

Net income                                                    $37,759             $3,116            $(3,225)             $37,650
                                                              =======             ======            =======              =======

         See Notes to Pro Forma Condensed Combined Financial Statements

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    WEIGHT WATCHERS INTERNATIONAL, INC. AND WEIGHCO ENTERPRISES, INCORPORATED
                                AND SUBSIDIARIES
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
               FOR THE EIGHT MONTH PERIOD ENDED DECEMBER 30, 2000
                                 (In thousands)
                                   (Unaudited)

                                                                   WEIGHT WATCHERS                  PROFORMA        PROFORMA
                                                                    INTERNATIONAL     WEIGHCO      ADJUSTMENTS      COMBINED
                                                                    -------------     -------      -----------      --------
Revenues, net                                                          $273,175       $39,916      $(6,582)  6      $306,509
Cost of revenues                                                        139,283        20,967       (6,582)  6       153,668
                                                                        -------      -------         ------          -------
       Gross profit                                                     133,892        18,949             -          152,841

Marketing expenses                                                       26,986         2,049                         29,035
Selling, general and administrative expenses                             32,222         9,628         2,793  3        39,784
                                                                                                    (4,859)  7
Transaction costs                                                                           -                              -
                                                                        -------      -------         ------          -------

       Operating income                                                  74,684         7,272         2,066           84,022

Interest income                                                           3,119           145         (873)  5         2,391
Interest expense                                                         40,244         1,692         3,800  4        45,736
Other (income) expense, net                                              16,536         9,002       (8,584)  7        16,954
                                                                        -------      -------         ------          -------
       Income before income taxes and minority interest                  21,023       (3,277)         5,977           23,723

Provision for income taxes                                                5,857       (1,212)         1,674  8         6,319
                                                                        -------      -------         ------          -------
       Income before minority interest                                   15,166       (2,065)         4,303           17,404

Minority interest                                                           147                                          147
                                                                        -------      -------         ------          -------
Net income                                                              $15,019      $(2,065)        $4,303          $17,257
                                                                        =======      =======         ======          =======

         See Notes to Pro Forma Condensed Combined Financial Statements

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           WEIGHT WATCHERS INTERNATIONAL, INC AND WEIGHCO ENTERPRISES,
                         INCORPORATED AND SUBSIDIARIES

           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

         FOR THE EIGHT MONTH PERIOD ENDED DECEMBER 30, 2000 AND THE YEAR
                              ENDED APRIL 29, 2000
                                   (Unaudited)

The pro forma condensed combined balance sheet and statements of operations assume that the acquisition of Weighco occurred at December 20, 2000, and at the beginning of the periods presented, respectively. The pro forma condensed combined balance sheet and statements of operations do not give any effect to the synergies that might result from the acquisition of Weighco's operations. Accordingly, the pro forma results are not indicative of what would have occurred if the acquisition had been consummated on May 1, 1999, nor are they necessarily indicative of future combined results.

The following is a summary of the estimated adjustments, based upon available information and upon certain assumptions that management believes are reasonable, that are reflected in the pro forma condensed combined statements of operations.

(1) Represents the acquisition of inventory, property and equipment and other assets and the elimination of non-assumed liabilities for $83.8 million, which was financed with $23.8 million of existing cash and additional borrowings of $60.0 million. The excess of the total purchase price over assets acquired and liabilities assumed has been recorded as goodwill.

(2) Represents a receivable due to the Company from Weighco for the assumption of deferred revenue.

                                                                              December 30      April 29
                                                                                  2000           2000
                                                                                -------         -------
(3) Represents the amortization of acquisition goodwill of $80.8 million        $ 2,793         $ 4,190
     over 20 years utilizing the straight-line method.

(4) Acquisition borrowings of $60 million at an average interest                $ 3,800         $ 5,700
      rate of 9.5%.

(5) Cash used to fund acquisition of $23.8 million at 5.5%.                     $   873         $ 1,309

(6) Represents the elimination of royalty revenue                               $ 6,582         $ 7,998
      and expense and products sales to Weighco.

(7) The elimination of non-recurring costs and charges incurred by Weighco relating to the sale to Weight Watchers:
      General & Administrative Expenses                                         $ 4,859         $ 5,638
      Other (Income) Expense                                                    $ 8,584

(8) Recognition of income taxes at 28% of the pre-tax income                    $ 1,674         $(2,336)
      for the eight months ended December 30, 2000 and 42% for the year ended April 29, 2000.

(c)   EXHIBITS

(i) Exhibit 99 (a): Weighco Consolidated Balance Sheet as of December 30, 2000, Consolidated Statement of Operations For the Year Ended December 30, 2000, Consolidated Statement of Changes in Stockholders' Equity For the Year Ended December 30, 2000, Consolidated Statement of Cash Flows and Report of PricewaterhouseCoopers LLP, Independent Accountants.

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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


Date:  March 30, 2001
                                    By:  /s/ LINDA HUETT
                                    -------------------------------------------
                                    Linda Huett
                                    President and Director
                                    (Principal Executive Officer)

Date:  March 30, 2001
                                    By:  /s/ THOMAS S. KIRITSIS
                                    -------------------------------------------
                                    Thomas S. Kiritsis
                                    Vice President and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

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